Alternative Strategies Mutual Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: AASFX)

Class A Shares (Symbol: AASAX)

Supplement dated June 21, 2013 (effective at the close of business)

to the Prospectus dated July 1, 2012

Effective immediately, the Alternative Strategies Mutual Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective July 26, 2013 (the “Closing Date”). Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust, based on information provided by the Fund’s investment advisor, Ascentia Capital Partners, LLC (the “Advisor”) to the Trust’s officers and counsel, determined at a meeting of the Board of Trustees of the Trust, held on June 21, 2013 (“Board Meeting”), to discontinue the Fund’s operations based on, among other factors, the level of assets in the Fund and the belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Fund’s liquidation, currently scheduled to take place on or about the Closing Date, the Advisor will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

At the Board Meeting, the Board of Trustees directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than the Closing Date; and (ii) all outstanding shareholder accounts on the Closing Date be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder.  In addition, the Board of Trustees decided to eliminate the Fund’s redemption fee for all shareholder redemptions on or after June 21, 2013.

As a result of the liquidation, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will hold cash or cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders in cash.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process in accordance with the section in the Prospectus titled “How To Redeem Shares”.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders that have invested through an IRA or other tax-deferred account may choose to authorize, prior to the Closing Date, a direct transfer of their retirement account assets to another tax-deferred retirement account.  Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-866-506-7390.

This Supplement and the existing Prospectus dated July 1, 2012, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus dated July 1, 2012 and the Statement of Additional Information dated July 1, 2012 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-866-506-7390.